August 9, 2006

August 9, 2006

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

Supplement to Statement of Additional Information Dated August 1, 2006

     Effective on or about August 7, 2006, the following information supersedes and replaces any contrary information contained in the section in the Fund's Statement of Additional Information entitled "Management Arrangements."

     Effective on or about August 7, 2006, James Welch will be the primary portfolio manager for Dreyfus Massachusetts Intermediate Municipal Bond Fund. Mr. Welch joined Dreyfus as a senior portfolio manager in the municipal securities group in October 2001.Dreyfus as a Portfolio Manager in 1996.

     Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of July 31, 2006:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

James Welch	0	0	$1.9 Billion	0	0	0

     The dollar range of Dreyfus Massachusetts Intermediate Municipal Bond Fund shares beneficially owned by the primary portfolio manager is as follows as of July 31, 2006:

Dollar Range of Fund
Portfolio Manager	Shares Beneficially Owned

James Welch	None